SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2003

IDT Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27898	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street, 7th Floor, Newark, New Jersey		07102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (973) 438-1000

N/A

(Former name or former address, if changed since last report.)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

99.1    Press Release of IDT Corporation issued on June 10, 2003

Item 9.	Regulation FD Disclosure

On June 10, 2003, IDT Corporation issued a press release announcing third quarter 2003 earnings. A copy of the press release is attached as Exhibit 99.1.

This information furnished under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC release No. 33-8216.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/S/ JAMES A. COURTER
James A. Courter
Chief Executive Officer

Date:  June 10, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of IDT Corporation issued on June 10, 2003

4